Van Eck Funds

Supplement dated December 31, 2012 (“Supplement”)
to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012

This Supplement updates certain information contained in the above-dated Prospectus and SAI for Van Eck Funds (the “Trust”) regarding the Van Eck CM Commodity Index Fund (“Fund”), a series of the Trust. You may obtain copies of the Trust’s Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.1115 or by visiting the Van Eck website at www.vaneck.com.

The Commodity Futures Trading Commission  (“CFTC”) has adopted rules that require an investment adviser of a registered investment company (such as the Fund) to register with the CFTC as a “commodity pool operator” if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. To comply with these rules, Van Eck Absolute Return Advisers Corporation (“VEARA”) has replaced Van Eck Associates Corporation (“VEAC”) as the investment adviser of the Fund and its Cayman subsidiary (the “Subsidiary”) as of December 31, 2012.

VEARA is a wholly owned subsidiary of VEAC and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a Commodity Pool Operator and Commodity Trading Adviser under the Commodity Exchange Act of 1936, as amended.  The transfer of investment management responsibilities from VEAC to VEARA will not affect the day-to-day operations or investment strategies of the Fund or the Subsidiary and will not result in any changes to the identity of the individuals responsible for managing the portfolio of the Fund or the Subsidiary.  From and after the date of this Supplement, all references in the Prospectus and SAI to VEAC, in its capacity as the investment adviser of the Fund and the Subsidiary, shall be deemed to refer to VEARA.  In addition, the third paragraph in the section entitled “Futures, Warrants and Subscription Rights” that begins on page 8 of the SAI is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE